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                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 7, 1997, with respect to the financial statements  of  Security  Benefit  Life  Insurance  Company  and  the  financial statements of T. Rowe Price Variable Annuity Account included in the Registration Statement on Form N-4 and the related Statement of Additional Information accompanying the Prospectus of T. Rowe Price No-Load Variable Annuity.

                                                             Ernst & Young LLP

Kansas City, Missouri
April 24, 1997